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                                                                   EXHIBIT 10.14


                             CADE INDUSTRIES, INC.
                              1998 INCENTIVE PLAN
                                Richard A. Lund
                              Edward B. Stephens
                               John W. Sandford

The 1998 incentive plan will be based upon the following performance factors:


            FACTOR            WEIGHTING FACTOR             INCENTIVE %
            ------            ----------------             -----------

1. Cade Industries Earnings          70                         35%
   After Tax

2. Cash Flow From Operations         30                         15%

The maximum incentive is 50% of total 1998 total base compensation. The incentive award will be paid both in cash (75%) and Cade Industries stock (25%). The stock price award level is determined as the price of Cade stock on 12/31/97 ($2.375).














--------------------          --------------------         ---------------------
John W. Sandford              Richard A. Lund              Edward B. Stephens